UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

RINGCENTRAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address of principal executive offices: 20 Davis Drive, Belmont, CA 94002

Registrant’s telephone number, including area code: (650) 472-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)     Appointment of Principal Accounting Officer

Effective on April 1, 2019, Vaibhav Agarwal was appointed as the Chief Accounting Officer of RingCentral, Inc. (the “Company”). In this role, he will serve as the Company’s principal accounting officer. Mitesh Dhruv will continue to serve as the Company’s Chief Financial Officer and principal financial officer.

Mr. Agarwal, age 42, has served as Vice President, Corporate Controller since he joined the Company in July 2016. Prior to joining the Company, Mr. Agarwal served as Assistant Corporate Controller of the Programmable Solutions Division of Intel Corporation (formerly Altera Corporation), a semiconductor company, from December 2014 to July 2016. He joined Intel through its acquisition of Altera Corporation, where he served as the Assistant Corporate Controller. From November 2011 to November 2014, Mr. Agarwal was at Intuitive Surgical Inc., a medical device company, where he last served as the Director, Corporate Accounting. Prior to that, Mr. Agarwal was at the public accounting firm PricewaterhouseCoopers from March 2005 to March 2011 and last served as Senior Manager in its Assurance practice. Mr. Agarwal earned his Bachelors of Commerce (Honors) from Delhi University and is a Chartered Accountant from India and a Certified Public Accountant (Inactive) in California.

In connection with Mr. Agarwal’s promotion, the Compensation Committee of the board of directors of the Company (the “Board”) approved the increase of Mr. Agarwal’s annual base salary from $273,000 to $300,000, approved the increase of his target annual cash incentive bonus from $81,900 to $90,000 and the grant of an equity award of restricted stock units with a grant date fair market value of $475,000.

Mr. Agarwal has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed. There are no family relationships between Mr. Agarwal and any director or executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 5, 2019

RINGCENTRAL, INC.

By:	/s/ Bruce Johnson

Name:	Bruce Johnson
Title:	Vice President, Legal